The First Trust Special Situations Trust, Series 160

       McDonald Equity Research Investment Trust "MERIT"
               Financial Institutions, Series 1

     Supplement to the Prospectus dated September 17, 1996

Effective January 31, 1997, the portfolio of McDonald Equity Research Investment Trust "MERIT" Financial Institutions, Series 1 no longer includes shares of common stock of Mercury Finance Co.

January 31, 1997